Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of AGY Holding Corp. (the “Company”) on Form 10-K/A (Amendment No. 2) for the year ended December 31, 2011 (the “Report”), pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of the Company, does hereby certify that to the undersigned’s knowledge:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jay W. Ferguson
Jay W. Ferguson
Interim Chief Financial Officer (Principal Financial Officer)

Dated: October 5, 2012

A signed original of this written statement required by Section 906 has been provided to AGY Holding Corp. and will be retained by AGY Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.